UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 12, 2013

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

GNC Holdings, Inc. (the “Company”) currently has a classified board of directors (the “Board”) consisting of three classes of directors with members of each class serving staggered three-year terms. In order to balance the number of directors in each class, Richard J. Wallace and Philip E. Mallott have each agreed to resign from their positions on the Board as Class I and Class III directors, respectively, effective as of our next annual meeting of stockholders to be held May 23, 2013 (the “Annual Meeting”) and stand for election as Class II directors along with C. Scott O’Hara at the Annual Meeting.  Following the Annual Meeting, and assuming the elections of Messrs. Mallott, O’Hara and Wallace, the Board shall consist of nine members, with three directors in each class.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

	By:	/s/ Gerald J. Stubenhofer, Jr.
Dated March 15, 2013	Gerald J. Stubenhofer, Jr.
Senior Vice President, Chief Legal Officer
and Secretary